SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2007

BODYTEL SCIENTIFIC INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

       000-51633                                              98-0461698

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(Commission File Number)                       (IRS Employer Identification No.)

2470 St.Rose Pkwy, Suite 304

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(Address of Principal Executive Offices)     (Zip Code)

(702)448-5628

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(Registrant's Telephone Number, Including Area Code)

(SELLCELL.NET) 514-1540 West 2nd Ave, Vancouver, BC, V6J 1H2

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act

    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act

    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

    Act (17 CFR240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events

On February 19, 2007, the Registrant issued a press release announcing that its shares of common stock have begun trading on the Frankfurt Stock Exchange, a copy of the Press Release is attached as Exhibit 99.1.

The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated February 19, 2007, a copy of which is attached hereto as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements of business acquired.        Not applicable

(b)   Pro forma financial information.                  Not applicable

(c)   Exhibits

Exhibit 99.1

Press Release of Registrant dated February 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BodyTel Scientific Inc.

By: /s/ Benny Lee

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  President and CEO

Date:  March 2, 2007